SOFTWARE LICENSE AGREEMENT

This SOFTWARE LICENSE AGREEMENT (“Agreement”) is entered into as of the 1st day of August, 2012 (the “Effective Date”), by and between XFormity, Inc., a Texas corporation having its principal place of business at 4100 Spring Valley Road, Suite 800, Dallas, TX 75244,  (“Licensor”) and Altametrics Xformity, LLC, a Delaware limited liability company, having its principal place of business at 3191 Red Hill Ave., Suite 100, Costa Mesa, CA 92626 (“Licensee”).

RECITALS

The parties desire to enter into this Agreement to establish the following relationship:

A.

Licensor has developed a proprietary software application which is described in Exhibit A hereto.

B.

Licensee desires to license the Software (as defined herein) from Licensor in accordance with the terms and conditions herein.

AGREEMENT

NOW, THEREFORE, and in consideration of the mutual promises, covenants, representations and good and valuable consideration set forth herein, the adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1.

Definition of Software.  For the purposes of this Agreement, “Software” shall mean Licensor’s proprietary software application(s), as described in Exhibit A hereto.  Software shall also include the source code, object code and related documentation.

2.

License Grant.  Subject to the terms and conditions herein, Licensor hereby grants to Licensee a perpetual, non-exclusive, fully paid-up, royalty free right and license to use, copy, disassemble, decompile and reverse engineer the Software for its internal and commercial business purposes, and to develop adaptations, enhancements, modifications and derivative works thereto. Subject to the terms and conditions herein, the license grant shall extend to Licensee’s employees, authorized contractors and other authorized end users.  All rights not expressly granted herein are reserved to Licensor.

3.

Upgrades, Updates. Licensee shall be entitled to receive all upgrades, updates, bug fixes, and new releases of the Software that are otherwise made available to all other licensees of the Software.

4.

Delivery.  Licensor and Licensee shall arrange for the delivery of the Software by physical or electronic means to specific Licensee locations or to servers which may be accessible by Licensee through secured and encrypted Internet connections.

5.

Ownership.  As between the parties, Licensee acknowledges that the Software is protected by US patent, copyright, trade secret and other intellectual property laws, inclusive of international treaties, and that Licensor shall own or has license rights to all Intellectual Property Rights with respect to the Software. For the purposes of this Agreement, “Intellectual Property Rights” means, without limitation all right, title, and interest in and to all (a) patents, and all filed, pending, or potential applications for patent rights, including any reissue, reexamination, division, continuation, or continuation-in-part applications throughout the world now or hereafter filed; (b) trade secret rights and equivalent rights arising under the common law, state law, federal law, and laws of foreign countries; (c)

copyrights, mask works, other literary property or authors rights, whether or not protected by copyright or as a mask work, under common law, state law, federal law, and laws of foreign countries; and (d) proprietary indicia, trademarks, trade names, symbols, logos, and/or brand names under common law, state law, federal law, and laws of foreign countries.  Except with respect to the license grant and as otherwise expressly set forth herein, Licensee shall not claim for itself, nor for any third parties, any right, title or interest in any Licensor Intellectual Property.

6.

Improvements and Modifications to Software.

a.

Licensor acknowledges and agrees that in accordance with the terms of the license grant set forth herein, Licensee may make improvements or modifications to the Software, which may involve the development of new code, edits or revisions to existing code, enhancements, and deliverables, some or all of which may constitute derivative works to the Software. It is the intent of the parties that Licensor shall own all right, title and interest in and to any such code, enhancements, reports, deliverables, information, plans, designs, creations, inventions, documentation or other materials developed and/or provided by Licensee under this Agreement, whether or not such items constitute derivatives works of the Software (collectively, “Work Product”).

b.

All Work Product shall constitute a “Work for Hire” under Section 201 of Title 17 of the United States Code, and Licensor shall own all right, title, and interest in and to such Work Product.  Licensee hereby assigns all right, title and interest in and to the Work Product to Licensor.

c.

In the event that any Work Product is deemed by a court of competent jurisdiction not to be a Work for Hire, this Agreement shall operate as an irrevocable assignment by Licensee to Licensor of all right, title, and interest in and to such Work Product.  Licensee will not grant, nor claim for itself or other affiliated entities, independent contractors, employees, or other third parties, either expressly or impliedly, any rights, title, interest, or licenses to any Work Product or Licensor intellectual property.

d.

Licensee agrees to execute and deliver any documents or instruments, and complete any such acts or things as may be reasonably requested by Licensor to evidence such transfers of the rights in any Work Product to Licensor.

e.

Notwithstanding anything to the contrary provided in this Agreement, neither Party shall be precluded from using its Residuals.  For the purposes of this Agreement, “Residuals” means a party’s general knowledge, skills, and experience, and ideas, concepts, know-how, and techniques, whether developed by it before or during the Term or otherwise obtained by it in connection with such party’s business or business practices, that are retained in the unaided memories of such party’s personnel in connection with the performance of this Agreement except that Residuals shall in no event include any: (a) information intentionally memorized for the purpose of permitting its subsequent use or disclosure; (b) proprietary information of, or related to or describing, the other party.

f.

Notwithstanding the foregoing, Licensee shall have a perpetual, non-exclusive, fully paid-up, royalty free right and license to use, copy, disassemble, decompile and reverse engineer the Work Product for its internal and commercial business purposes and to develop additional adaptations, enhancements, modifications and derivative works thereto.

7.

License Fee.  In consideration of the license grant set forth herein, Licensee agrees to pay to Licensor a license fee in the amount of $300,000  concurrently upon the execution of this Agreement.  Licensor shall use the license fee to satisfy its royalty payment obligations to b-50.com, LLC (the “b-50 License”) in order to perfect the license grant set forth herein.

8.

Confidential Information.

a.

During the term of this Agreement, each party will have access to and become various confidential information and Intellectual Property Rights of the other party, including, without limitation, code, enhancements, reports, deliverables, information, plans, designs, creations, inventions, documentation, Work Product or other materials (collectively “Confidential Information”).

b.

The receiving party expressly agrees to maintain all such Confidential Information in the strictest confidence and will not at any time use, publish, reverse engineer, disassemble, modify or disclose any Confidential Information, except as permitted by the disclosing party. The receiving party further agrees that it shall not disclose or permit any other person, entity, or third party access to the Confidential Information, except that such disclosure shall be permitted only to authorized employees requiring access to the same on a ‘need to know’ basis.

c.

The receiving party shall ensure that all such authorized employees observe the confidentiality and nondisclosure obligations set forth herein.  Licensee further agrees not to alter or remove any identification of any copyright, trademark, patent, or other proprietary rights notice which indicates the ownership of any part of the Confidential Information, and to notify the disclosing party of the circumstances surrounding any possession, use or knowledge of the Confidential Information by any person or entity other than those expressly authorized by this Agreement.

d.

Confidential Information shall not include information which is:  (i) known to the receiving party at the time of disclosure, free of any obligation to keep it confidential, as evidenced by written records; (ii) is or becomes publicly available through authorized disclosure;(iii) is independently developed by the receiving party without reference to or use of any Confidential Information; or (iv) the receiving party rightfully obtains from a third party who has the right to transfer or disclose it.

e.

The receiving party recognizes that the disclosing party will suffer irreparable damage from any wrongful disclosure of the Confidential Information, that monetary damages may be inadequate, and that the disclosing party shall, without limitation of any other remedies, be entitled to preliminary injunctive relief and other injunctive relief against such wrongful disclosure.

9.

Term; Termination

a.

The term of this Agreement shall commence as of the Effective Date and continue in perpetuity unless the license is terminated in accordance with subsection (b) herein.

b.

The license may be terminated by Licensor in the event that Licensee breaches this Agreement by (i) any unauthorized assignment or sub-license of the rights granted to Licensee hereunder, which breach remains uncured after 30 days’ written notice or (ii) Licensee is declared or becomes ‘insolvent’ or as that term is defined in Title 11 of the United States Code, or files a voluntary petition (or an involuntary petition that is not dismissed within sixty (60) days) for bankruptcy.

c.

Duties Upon Termination. Upon any termination of this Agreement, the following shall occur:

i.

Licensee shall immediately cease all use of the Software;

ii.

With respect to other Confidential Information, at the instruction of the disclosing party, the receiving party shall delete, destroy or overwrite any such Confidential Information, including any copies, partial extracts or derivatives thereto, and confirm the same to the disclosing party no later than thirty (30) days of the termination date.

10.

Injunctive Relief. Each party acknowledges and that it shall have access to Confidential Information and other Intellectual Property Rights of the other party and any unauthorized use or disclosure of such Confidential Information or Intellectual Property Rights shall result in irreparable harm to the disclosing party. Accordingly, the receiving party hereby agrees that the disclosing party shall have the right to seek injunctive relief to enforce the provisions of this Agreement in any court of competent jurisdiction.

11.

Representations and Warranties.

a.

General.  Each party represents that:  (i) it is a corporation duly formed and in good standing under the laws of jurisdiction of its incorporation (as stated in the preamble of this Agreement) (ii) it is qualified and registered to transact business in the locations where the performance of its obligations hereunder would require such qualification; (iii) it has all necessary rights, powers, and authority to enter into and perform under this Agreement; (iv) the individual executing this Agreement on behalf of and for each party is an authorized agent of such party who has actual authority to bind such party to the terms and conditions of this Agreement; (v) the execution and performance of this Agreement by each party shall not violate any domestic law, statute, or regulation and shall not breach any agreement, covenant, court order, judgment, or decree to which it is a party or by which it is bound; and (vi)  it shall maintain in effect, all governmental licenses and permits necessary for it to perform the obligations contemplated by this Agreement.

b.

Limited Warranty. Licensor warrants that (i) except for the Trust Indenture dated January 12, 2006 and UCC security interest held by the Trustee Indenture, the Software is free from all liens and encumbrances (inclusive of infringement claims) and, except for the License Agreement between Licensor and b-50.com, LLC (the “b-50 License”) covering a patent owned by b-50.com, LLC which it claims is infringed by the Software absent such License Agreement, will not infringe any third party intellectual property rights, (ii) for thirty (30) days from the date of delivery the Software shall perform in accordance with its specifications, and will be free of material defects.  Licensee’s remedy for a material defect shall be replacement of the Software. This remedy is not available to the extent it is prohibited under United States export control laws and regulations.

12.

Indemnity.

a.

By Licensor:  Licensor agrees to indemnify and defend Licensee, its directors, officers, employees, affiliates, subcontractors and agents (the "Licensee Indemnitees") and hold such Licensee Indemnitees harmless, from and against any and all losses arising from or relating to (i) any claim that the Software provided hereunder infringes upon or misappropriate any intellectual property rights of a third party, subject to the b-50 License,  or (ii) an alleged breach of Licensor of its confidentiality obligations set forth herein. With respect to infringement claims relating to the Software provided hereunder Licensor shall exercise reasonable effort to:

i.

If practicable, at its cost obtain for Licensee the right to continue to use the applicable Software on terms no more restrictive than those contained in this Agreement.

ii.

If the action described in subsection (i) is not possible, even after the use of Licensor’s commercially reasonable efforts, then Licensor, at its cost, shall, if practicable, modify the Software, as applicable, so that it no longer infringes but still is equally suitable and functionally equivalent.

iii.

If the actions described in subsections (i) and (ii) are not possible, even after the use of commercially reasonable efforts, then Licensor shall, at its cost, shall if practicable, substitute other equally suitable and functionally equivalent software or services, as applicable.

iv.

If none of the actions in subsections (i) – (iii) are available, even after the use of commercially reasonable efforts, Licensor may terminate the license to use the applicable Software upon thirty (30) days written notice to Licensee and shall refund to Licensee the unused portion of any license or other fees (as applicable) plus any unused (on a pro-rata basis) maintenance fees pursuant to this Agreement.

b.

By Licensee:  Licensee agrees to indemnify and hold Licensor, and its subsidiaries, affiliates, officers, agents, subcontractors or other partners, and employees (the “Licensor Indemnitees”), harmless from and against any claim, damage, liability, loss or demand, including reasonable attorneys' fees (“Losses”), made by any third party (i) that the Work Product developed by Licensee hereunder infringes the intellectual property rights of a third party, (ii) a breach by Licensee or its personnel (including employees or agents) of its confidentiality obligations hereunder, or (ii) relating to an alleged breach of Licensee’s confidentiality obligations set forth herein.

13.

Warranty Disclaimer. EXCEPT AS SET FORTH HEREIN, AND TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, LICENSOR DISCLAIMS ALL WARRANTIES AND CONDITIONS, EITHER EXPRESS, IMPLIED, OR STATUTORY, INCLUDING BUT NOT LIMITED TO ANY (IF ANY) IMPLIED WARRANTIES OR CONDITIONS OF MERCHANTABILITY, OF FITNESS FOR A PARTICULAR PURPOSE WITH REGARD TO THE SOFTWARE

14.

LIMITATION OF LIABILITY.  EACH PARTY’S AGGREGATE CUMULATIVE MONETARY LIABILITY FOR ALL CLAIMS ARISING UNDER OR RELATING TO THIS AGREEMENT, NOTWITHSTANDING THE FORM IN WHICH ANY SUCH ACTION IS BROUGHT, WHETHER IN CONTRACT, TORT OR OTHERWISE, SHALL BE LIMITED IN THE AGGREGATE TO THE TOTAL FEES PAID OR PAYABLE UNDER THIS AGREEMENT DURING THE TWELVE (12) MONTH PERIOD PRECEDING THE DATE ON WHICH THE CLAIM AROSE (AND IF THERE ARE MULTIPLE CLAIMS, THE PARTIES AGREE TO SELECT THE DATE OF THE FIRST CLAIM AS THE MARKING POINT FOR DETERMINING THE AMOUNT OF DAMAGES). NEITHER PARTY SHALL BE LIABLE UNDER THIS AGREEMENT FOR LOST PROFITS, LOST

REVENUES, OR LOST DATA, OR EXEMPLARY, PUNITIVE, INDIRECT, INCIDENTAL, OR CONSEQUENTIAL, DAMAGES EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.  NOTWITHSTANDING THE FOREGOING, ANY LIMITATION OF LIABILITY OR EXCLUSIONS CONTAINED IN THIS SECTION DO NOT APPLY TO (A) EACH PARTY’S OBLIGATIONS WITH RESPECT TO THE OTHER PARTY’S CONFIDENTIAL INFORMATION, AND (B) EACH PARTY’S INDEMNITY OBLIGATIONS HEREUNDER.

15.

Notices.  All notices, requests, consents and other communications which are required or permitted hereunder shall be in writing and shall be delivered personally, sent by telecopier or facsimile transmission and confirmed by mailing a confirmation copy registered or certified mail, postage prepaid or mailed by certified or registered mail, postage prepaid, return-receipt requested (in which case it shall be deemed given two (2) business days after mailing) to the addresses listed in the preamble of this Agreement.

Notices to Licensee shall be addressed as follows:

Altametrics Xformity, LLC

3191 Red Hill Ave., Suite 100,

Costa Mesa, CA 92626

Notices to Licensor shall be addressed as follows:

XFormity, Inc.

Attention:  Chris Ball

4100 Spring Valley Road

Suite 800

Dallas, TX 75244

Telephone:

(972) 661-1200

16.

Waiver.  The waiver by any party hereto of any breach or default shall not constitute a waiver of any different or subsequent breach or default.  No waiver of any provision of this Agreement shall be effective unless stated in writing and signed by authorized persons of each party.

17.

Governing Law and Venue.  This Agreement shall be governed and construed in accordance with the laws of the State of California, exclusive of its provisions on conflicts of laws. Any action relating to this Agreement must be brought in Los Angeles, California, and both parties irrevocably consent to the jurisdiction of the State and Federal courts located in Orange County, California.  The 1980 UN Convention on the International Sale of Goods is hereby expressly disclaimed.  The Uniform Computer Transactions Act shall not apply to this Agreement.

18.

Severability.  If any provision of this Agreement is held to be invalid, illegal or unenforceable for any reason or in any respect whatsoever, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

19.

Amendments.  Except as expressly provided herein, this Agreement may not be modified or amended except by written document duly executed by authorized representatives of both of the parties hereto.

20.

Entire Agreement.  The Agreement, including the recitals and exhibit hereto, constitute the entire agreement, understanding and representations, expressed or implied, between the parties with respect to subject matter described herein, and supersedes all prior or contemporaneous written and oral communications, agreements, representations, warranties, statements, negotiations, understandings and proposals, with respect to such subject matter.  This Agreement may only be modified in writing and signed by authorized representatives of both parties.

21.

Third Party Beneficiaries.  This Agreement is an agreement by and between the parties, and neither:  (a) confers any rights upon any of the employees, agents, or contractors of either party, or upon any other Person not a party hereto, nor (b) precludes any actions or claims against, or rights of recovery from, any Person not a party hereto.

22.

Counterparts.  This Agreement and any exhibits attached hereto may be executed in one or more identical counterparts, each of which will be deemed to be an original and, which taken together, shall be deemed to constitute the Agreement when a duly authorized representative of each party has signed a counterpart.  Each party agrees that delivery of the Agreement by facsimile shall have the same force and effect as delivery of original signatures and that each party may use such facsimile signature of evidence of the execution and delivery of the Agreement by all parties to the same extent that an original signature could be used.

23.

Survival.  The following sections shall survive the termination or expiration of this Agreement:  Sections 2, 3, 5, 7-23.

IN WITNESS WHEREOF, the parties hereto have entered into this Agreement as of the Effective Date.

LICENSOR: XFORMITY, INC. By: _____________________________ Name: __________________________ Title: __________________________	LICENSEE: ALTAMETRICS XFORMITY, LLC By: _______________________ Name: ____________________ Title: ____________________

EXHIBIT A

DESCRIPTION OF THE SOFTWARE